Exhibit 10.1
FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of July 11, 2010, among POSTROCK ENERGY SERVICES CORPORATION, formerly known as QUEST RESOURCE CORPORATION, a Nevada corporation (the “Borrower”), the Guarantors listed on the signature pages hereto (“Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders party to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), and as the Lender.
     Reference is made to the Second Amended and Restated Credit Agreement, dated as of September 11, 2009, as amended by a First Amendment to Second Amended and Restated Credit Agreement, dated as of November 30, 2009, a Second Amendment to Second Amended and Restated Credit Agreement, dated as of December 17, 2009 and a Third Amendment to Second Amended and Restated Credit Agreement, dated as of February 18, 2010 (as amended, the “Credit Agreement”). Unless otherwise defined in this Fourth Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Fourth Amendment.
RECITALS
          The Borrower, Guarantors, Administrative Agent and Lender desire to, among other things, enter into this Fourth Amendment to amend certain provisions of the Credit Agreement and to extend the maturity date of certain indebtedness governed by the Credit Agreement.
     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
     Paragraph 1. Amendments. Effective as of the Fourth Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) The following definitions are amended in their entirety to read as follows:
     “Agreement means this Second Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement and the Fourth Amendment to Credit Agreement.”
     “Maturity Date means with respect to the Revolving O&G Development Loans, Interest Deferral Loan, PIK Loan and Second PIK Loan, the Extension Date and with respect to the Original Term Loan, January 11, 2012.
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
     “Extension Date” means October 9, 2010.
     “Fourth Amendment Effective Date means July 11, 2010.”

     “Fourth Amendment to Credit Agreement means that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of July 11, 2010, among the Borrower, Guarantors, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as the Lender.”
     1.2 Section 2.08(b) ORRI. Section 2.08(b) of the Credit Agreement is amended by deleting each occurrence of the date “July 11, 2010” therein and substituting therefor, in each case, the term “the Extension Date”.
     1.3 Section 6.01(c). Section 6.01(c) of the Credit Agreement (relating to updates of Schedule 6.12, Phase I Oil and Gas Properties Development Funding) is amended by deleting the date “July 11, 2010” therein and substituting therefor the term “the Extension Date”.
     1.4 Section 8.02 Remedies upon Event of Default. Section 8.02 of the Credit Agreement is amended by deleting each occurrence of the date “July 11, 2010” therein and substituting therefor, in each case, the term “the Extension Date”.
     Paragraph 2. Conditions. This Fourth Amendment shall not become effective until such time as the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:
     (a) this Fourth Amendment, executed by the Borrower, the Guarantors, the Administrative and the Lender;
     (b) fees and expenses required to be paid pursuant to Paragraph 5 of this Fourth Amendment, to the extent invoiced prior to the Fourth Amendment Effective Date;
     (c) all documentation relating to the Fourth Amendment shall be satisfactory to the Lenders, as evidenced by their execution and delivery to the Administrative Agent of a signed signature page to this Fourth Amendment; and
     (d) such other assurances, certificates, documents and consents as the Administrative Agent may require.
     Paragraph 3. Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Fourth Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Fourth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.
     Paragraph 4. Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lender that as of the Fourth Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Fourth Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Fourth Amendment, including,
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Fourth Amendment to
Quest Resource Corporation
Second Amended and Restated Credit Agreement

without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Fourth Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous. This Fourth Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Fourth Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Fourth Amendment must be construed, and its performance enforced, under New York law and applicable federal law, and (iv) if any part of this Fourth Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
     Paragraph 7. Entire Agreement. This Fourth Amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     Paragraph 8. Parties. This Fourth Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Fourth Amendment.
      Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this Fourth Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lender to enter into this Fourth Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent and the Lender or any defense to (i) the payment of Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, the Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lender, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which the Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive
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Second Amended and Restated Credit Agreement

trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
     Paragraph 11. Effectiveness of Facsimile Documents and Signatures. This Fourth Amendment may be transmitted and/or signed by facsimile or other electronic means. The effectiveness of any such signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     Paragraph 12. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     The parties hereto have executed this Fourth Amendment in multiple counterparts to be effective as of the Fourth Amendment Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
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Quest Resource Corporation
Second Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

BORROWER: POSTROCK ENERGY SERVICES CORPORATION, as the Borrower
By:	/s/ David Lawler
David Lawler
Chief Executive Officer and President

     The undersigned, as the Guarantors referred to in the Credit Agreement, as amended by this Fourth Amendment, hereby consent to this Fourth Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement and Mortgage executed by each Guarantor) in effect on the date hereof to which each is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the Fourth Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Fourth Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, Mortgages, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

GUARANTORS: QUEST OIL & GAS, LLC, as a Guarantor By: PostRock Energy Services Corporation, its sole member
/s/ David Lawler
David Lawler
Chief Executive Officer and President

QUEST ENERGY SERVICE, LLC, as a Guarantor By: PostRock Energy Services Corporation, its sole member
/s/ David Lawler
David Lawler
Chief Executive Officer and President
Signature Page
Fourth Amendment to Quest
Resource Corporation Second
Amended and Restated Credit Agreement

QUEST EASTERN RESOURCE LLC, as a Guarantor
By:	/s/ David Lawler
David Lawler
President

QUEST MERGERSUB, INC. as a Guarantor By: PostRock Energy Services Corporation, its sole shareholder
/s/ David Lawler
David Lawler
Chief Executive Officer and President
Signature Page
Fourth Amendment to Quest
Resource Corporation Second
Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Leslie P. Vowell
Leslie P. Vowell

Signature Page
Fourth Amendment to Quest
Resource Corporation Second
Amended and Restated Credit Agreement

L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
By:	/s/ Susan Khokher
Susan Khokher
Manager, Agency

Signature Page
Fourth Amendment to Quest
Resource Corporation Second
Amended and Restated Credit Agreement